UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

Heron Tower, 70 East 55th Street
New York, NY  10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 843-1601

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

This Current Report on Form 8-K is being filed by Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) to present information about the prior performance of programs sponsored by Bluerock Real Estate LLC, the Company’s sponsor.  This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-153135), as amended.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: January 19, 2011                                                                         /s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

2

PRIOR PERFORMANCE TABLES

As used herein, the terms “we”, “our” and “us” refer to Bluerock Enhanced Multifamily Trust, Inc.

The following Prior Performance Tables, or Tables, provide information relating to real estate investment programs sponsored by Bluerock Real Estate, L.L.C., or Bluerock, or Prior Real Estate Programs, through December 31, 2009. All of the Prior Real Estate Programs presented in the Tables or otherwise discussed in the section entitled “Prior Performance Summary” in our Registration Statement on Form S-11 (File No. 333-153135), as amended are private programs that have no public reporting requirements. Bluerock has not previously sponsored a public program.

As of December 31, 2009, Bluerock served as sponsor of ten Prior Real Estate Programs, seven of which had been closed to outside investors as of such date and of which only one had been completed. Because the three remaining programs commenced in 2008, and have not closed nor sold any of their properties within the three most recent years, their information is not reflected in the Tables. Certain relevant information regarding these programs is presented in Table VI, which is included herein as well as in Part II of our Registration Statement on Form S-11 (File No. 333-153135), as amended. An affiliate of Bluerock serves as either property manager or asset manager for each of these programs.

In addition to these programs with similar investment objectives, a notes program sponsored by Bluerock offered notes to be issued by a limited liability company affiliated with Bluerock. The issuer borrowed funds from investors, who invested in the issuer’s notes. The issuer in turn contributed the offering proceeds to a subsidiary for investment in real estate or real estate-related debt and investments. Investors in the notes program made loans to the issuer by investing in its notes, and did not acquire equity interests therein.

As of December 31, 2009, Bluerock through this notes program had raised approximately $11.8 million from 179 investors. Including interest accrued through December 31, 2009, a total of approximately $10.9 million of those proceeds had been invested principally with other Bluerock affiliates.

Other than the notes program sponsored by Bluerock, certain of the investment objectives of the Bluerock-sponsored programs are similar to ours, including the acquisition and operation of commercial or multifamily properties; the provision of stable cash flow available for distribution to investors; preservation and protection of investor capital; and the realization of capital appreciation upon the ultimate sale or refinancing of the program properties. See “Investment Strategies, Objectives and Policies” in our Registration Statement on Form S-11 (File No. 333-153135), as amended. Bluerock considers the investment objectives of the notes program to be different than the other Prior Real Estate Programs. An investor in the notes program is making an investment in notes, which is a loan to the issuer, not an equity investment. The investment objective of the notes program is to provide fixed payments of interest to investors and return principal to investors, regardless of the underlying performance of the real estate assets. Because the notes program does not have similar investment objectives to Bluerock’s other Prior Real Estate Programs, the Tables do not include information on the notes program.

Our advisor is responsible for the acquisition, origination, financing, operation, maintenance and disposition of our investments. Key members of the management of Bluerock indirectly own and control our advisor and will play a significant role in the promotion of our public offering and the operation of our advisor. The financial results of the Prior Real Estate Programs thus may provide some indication of our advisor’s ability to perform its obligations. However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

As an investor in our company, you will not own any interest in the Prior Real Estate Programs and should not assume that you will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs.

The following tables are included herein:

•	Table I – Experience in Raising and Investing Funds;

•	Table II – Compensation to Sponsor;

•	Table III – Operating Results of Prior Programs;

•	Table IV – Results of Completed Programs; and

•	Table VI – Acquisitions of Properties by Programs.

The information in these tables should be read together with the summary information under “Prior Performance Summary” in our Registration Statement on Form S-11 (File No. 333-153135), as amended.

TABLE I
(UNAUDITED)
EXPERIENCE IN RAISING AND INVESTING FUNDS

          This Table I sets forth a summary of experience of Bluerock Real Estate, L.L.C. in raising and investing funds in in Prior Real Estate Programs the offerings of which have closed in the three years ended December 31, 2009. All of the Prior Real Estate Programs presented in this Table I have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc. Information is provided with regard to the manner in which the proceeds of the offerings have been applied. Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties. All figures are as of December 31, 2009.

	BR-North Park		Summit at		Landmark/Laumeier
	Towers, DST		Southpoint		Office Portfolio

Dollar amount offered	$ 24,975,000		$ 13,545,000		$ 7,525,000
Dollar amount raised	11,432,968	100.0%	13,387,849	100.0%	7,315,869		100.0%
Less offering expenses:
Selling commissions and
discounts retained by affiliates	1,086,132	9.5%	1,338,785	10.0%	695,008		9.5%

Organizational expenses	91,464	0.8%	393,692	2.9%	280,118		3.8%
Reserves	-		-		-
Other	-	0.0%	-	0.0%	-		0.0%
Amount available for
investment	$ 10,255,372	89.7%	$ 11,655,372	87.1%	$ 6,340,743		86.7%
Acquisition costs:
Cash invested	8,565,186	33.9%	11,158,680	31.6%	6,043,726		24.3%
Acquisition fees	944,501	3.7%	206,409	0.6%	195,538		0.8%
Loan costs	745,685	3.0%	290,283	0.8%	101,479		0.4%
Mortgage financing	15,000,000	59.4%	23,700,000	67.0%	18,500,000		74.5%
Total acquisition cost	$ 25,255,372	100%	$ 35,355,372	100%	$ 24,840,743		100%

Percent leverage	59.4%		67.0%		74.5%

Date offering began	12/9/05		1/18/07		6/25/07

Length of offering (in months)	29		8		2

Months to invest 90% of amount
available for investment
(measured from the beginning
of the offering)	11	(1)	5	(1)	2	(1)

F–3

TABLE I
(UNAUDITED)
EXPERIENCE IN RAISING AND INVESTING FUNDS — (Continued)

          This Table I sets forth a summary of experience of Bluerock Real Estate, L.L.C. in raising and investing funds in in Prior Real Estate Programs the offerings of which have closed in the three years ended December 31, 2009. All of the Prior Real Estate Programs presented in this Table I have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc. Information is provided with regard to the manner in which the proceeds of the offerings have been applied. Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties. All figures are as of December 31, 2009.

	Cummings Research Park						1355 First
	Portfolio I		Portfolio II		Portfolio III		Avenue

Dollar amount offered	$ 24,209,284		$ 21,276,699		$ 21,206,547		$ 31,237,500
Dollar amount raised	24,209,284	100.0%	21,276,699	100.0%	21,206,547	100.0%	31,237,500	100.0%
Less offering expenses:
Selling commissions and
discounts retained by affiliates	2,178,836	9.0%	2,021,286	9.5%	2,014,622	9.5%	2,967,563	9.5%

Organizational expenses	560,844	2.3%	566,321	2.7%	546,635	2.6%	624,750	2.0%
Reserves	-		-		-		-
Other	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Amount available for
investment	$ 21,469,604	88.7%	$ 18,689,092	87.8%	$ 18,645,290	87.9%	$ 27,645,188	88.5%
Acquisition costs:
Cash invested	19,862,084	37.0%	16,916,675	28.4%	17,016,048	32.1%	24,704,160	48.3%
Acquisition fees	1,433,000	2.7%	1,599,526	2.7%	1,456,400	2.7%	1,329,471	2.6%
Loan costs	174,520	0.3%	172,890	0.3%	172,842	0.3%	1,611,557	3.2%
Mortgage financing	32,250,000	60.0%	40,900,000	68.6%	34,390,000	64.8%	23,468,330	45.9%
Total acquisition cost	$ 53,719,604	100%	$ 59,589,092	100%	$ 53,035,290	100%	$ 51,113,518	100%

Percent leverage	60.0%		68.6%		64.8%		45.9%

Date offering began	5/13/08		11/26/07		3/10/08		8/14/07

Length of offering (in months)	4.5		5		3		8.5

Months to invest 90% of amount
available for investment
(measured from the beginning
of the offering)	0		0		0		0

(1)
Property was acquired by sponsor prior to offering date. Sponsor has retained ownership for the portion of the offering which was not sold and does not intend to further syndicate this program. The dollar amount raised is lower than the dollar amount offered but is shown as a 100% so that all offering percentages are calculated off of the lesser amount (i.e., the dollar amount raised).

F–4

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR

          This Table II sets forth the types of compensation received by Bluerock Real Estate, L.L.C., and its affiliates, including compensation paid out of offering proceeds and compensation paid in connection with ongoing operations, in connection with seven programs the offerings of which have closed in the three years ended December 31, 2009. All of the Prior Real Estate Programs presented in this Table II have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc. All figures are as of December 31, 2009.
Landmark/
Laumeier
		BR North Park	Summit at	Office	Cummings Research Park			1355 First
		Towers, DST	Southpoint	Portfolio	Portfolio I	Portfolio II	Portfolio III	Avenue
Date offering commenced		12/9/2005	1/18/2007	6/25/2007	5/13/2008	11/26/2007	3/10/2008	8/14/2007

Dollar amount raised		$ 11,432,968	$ 13,387,849	$ 7,315,869	$ 24,209,284	$ 21,276,699	$ 21,206,547	$ 31,237,500

Amount paid to sponsor from proceeds
of offering:
Underwriting fees		$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition fees					-	-	-	-
-	real estate commissions	-		-	-	-	-	-
-	advisory fees	309,600	975,000	712,477	1,433,000	1,599,526	1,456,400	1,329,471
-	Reimbursed offering expenses	91,464	393,692	280,118	560,844	566,321	546,635	624,750
Other		-	-	-	-	35,000	35,000
Total amount paid to sponsor		$ 401,064	$ 1,368,692	$ 992,595	$ 1,993,844	$ 2,200,847	$ 2,038,035	$ 1,954,221

Dollar amount of cash generated
from operations before deducting
payments to sponsor		$ 1,443,816	$ 2,220,133	$ 3,407,170	$ 5,151,696	$ 7,291,619	$ 4,936,071	$ 4,324,630

Amount paid to sponsor from operations:
Property management fees		-	475,929	368,701	382,415	494,324	465,058	-
Partnership management fees		-	-	-	-	-	-	-
Construction management fees		-	-	10,398	36,412	52,336	40,924	1,200,000
Reimbursements		-	-	-	-	-	-	-
Leasing commissions		-	-	-	-	-	-	-
Other		-	-	-	-	-	-	-

Dollar amount of property sales and
refinancing before deducting
payments to sponsor:
-	cash	-	-	-	-	-	-	-
-	notes	-	-	-	-	-	-	-

Amount paid to sponsor from property sales
and refinancing:
Real estate commissions		-	-	-	-	-	-	-
Incentive fees		-	-	-	-	-	-	-
Other		-	-	-	-	-	-	-

F–5

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR — (Continued)

Total
Date offering commenced

Dollar amount raised		$ 130,066,716

Amount paid to sponsor from proceeds
of offering:
Underwriting fees		$ -
Acquisition fees
-	real estate commissions	-
-	advisory fees	7,815,474
-	Reimbursed offering expenses	3,063,825
Other		70,000
Total amount paid to sponsor		$ 10,949,299

Dollar amount of cash generated
from operations before deducting
payments to sponsor		$ 29,010,514

Amount paid to sponsor from operations:
Property management fees		2,186,427
Partnership management fees		-
Construction management fees		1,340,070
Reimbursements		-
Leasing commissions		-
Other		-

Dollar amount of property sales and
refinancing before deducting
payments to sponsor:
-	cash	-
-	notes	-

Amount paid to sponsor from property sales
and refinancing:
Real estate commissions		-
Incentive fees		-
Other		-
F–6

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

          This Table III sets forth the annual operating results of Prior Real Estate Programs sponsored by Bluerock Real Estate, L.L.C. and its affiliates that have closed offerings during the five years ended December 31, 2009. All of the Prior Real Estate Programs presented in this Table III have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc. All figures are for the period commencing January 1 of the year acquired, except as otherwise noted.

	Woodlands I, L.L.C. (sponsor by Bluerock Real Estate, L.L.C.)

	2003	2004	2005	2006 (1)
Gross revenue	$1,729,356	$2,238,883	$2,129,734	$998,884
Gain on sale of properties	-	-	-	2,829,029
Interest income	1,897	6,915	12,366	27,167

Less:
Operating expenses	442,056	669,266	881,966	313,445
Interest expense	600,214	838,878	829,788	306,455
Property and asset management fees	66,254	136,292	126,028	-
General and administrative	127,739	309,841	149,426	91,785
Commissions	-	-	-	-
Depreciation and amortization	297,685	432,758	464,587	472,430
Net income - GAAP basis	$197,305	$(141,237)	$(309,695)	$2,670,965

Taxable income
- from operations	$197,305	$(141,237)	$(309,695)	$(158,064)
- from gain on sale	-	-	-	2,829,029

Cash generated from operations	440,948	228,066	(80,103)	(119,504)
Cash generated from sales	-	-	-	5,214,685
Cash generated from financing/refinancing	-	-	-	-
Total cash generated from operations, sales
and refinancing	440,948	228,066	(80,103)	5,095,181

Less: Cash distributed to investors
- from operating cash flow	153,903	525,009	525,009	60,483
- from sales and refinancing	-	-	-	5,214,685
- from other	-	-	-	-

Cash generated (deficiency) after cash distributions	293,961	(324,597)	(512,820)	640,554

Special items (not including sales and refinancing)
Improvements to building	135,924	222,874	204,812	-
Other	-	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$158,037	$(547,471)	$(717,632)	$640,554

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$71	$(30)	$(61)	$(31)
- from recapture	-	-	-	-

Capital gain (loss)	$-	$-	$-	$131

Cash distribution to investors
Source (on GAAP basis)
- from investment income	53	118	85	224
- from return of capital	-	-	-	1,000
Total distributions on GAAP basis	$53	$118	$85	$1,224

Source (on cash basis)
- from operations	$53	$118	$85	$14
- from refinancing	-	-	-	-
- from other	-	-	-	-
- from sales	-	-	-	1,210
Total distributions on cash basis	$53	$118	$85	$1,224

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	0%

(1)	The property owned by Woodlands I, LLC was purchased on April 14, 2003 and sold on May 15, 2006.
F–7

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS - (Continued)
	BR North Park Towers, DST (Sponsored by Bluerock Real Estate, L.L.C.)

	2005	2006	2007	2008	2009
Gross revenue	$50,044	$867,355	$2,165,177	$2,145,856	$2,099,164
Interest income	-	320	-	-	-

Less:
Operating expenses	-	-	-	-	-
Interest expense	22,091	334,676	806,665	817,705	838,047
Property and asset management fees	-	-	-	-	-
General and administrative	1,401	32,044	116,998	120,162	118,150
Commissions	-	-	-	-	-
Depreciation and amortization	21,173	512,927	1,259,215	1,286,330	1,295,774
Net income - GAAP basis	$5,379	$(11,972)	$(17,701)	$(78,341)	$(152,807)

Taxable income
- from operations	$5,379	$(11,972)	$(17,701)	$(78,341)	$(152,807)
- from gain on sale	-	-	-	-	-

Cash generated from operations	(217,284)	193,293	838,586	247,915	415,545
Cash generated from sales	-	-	-	-	-
Cash generated from financing/refinancing
Total cash generated from operations, sales	-	-	-	-	-
and refinancing	(217,284)	193,293	838,586	247,915	415,545

Less: Cash distributed to investors
- from operating cash flow	-	88,823	-	215,589	415,545
- from sales and refinancing	-	-	-	-	-
- from other	-	-	-	-	191,054

Cash generated (deficiency) after cash distributions	(217,284)	104,470	838,586	32,326	(191,054)

Special items (not including sales and refinancing)
Improvements to building	-	72,080	219,681	205,489	445,544
Other	-	34,837	34,224	65,660	25,231

Cash generated (deficiency) after cash distributions
and special items	$(217,284)	$(2,447)	$584,681	$(238,822)	$(661,829)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$1	$(1)	$(2)	$(7)	$(13)
- from recapture	-	-	-	-	-

Capital gain (loss)	$-	$-	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$8	$-	$19	$36
- from return of capital	-	-	-	-	-
Total distributions on GAAP basis	$-	$8	$-	$19	$36

Source (on cash basis)
- from operations	$-	$8	$-	$19	$36
- from refinancing	-	-	-	-	-
- from other	-	-	-	-	-
- from sales	-	-	-	-	-
Total distributions on cash basis	$-	$8	$-	$19	$36

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%	100%	0%

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS - (Continued)

	Summit at Southpoint (sponsored by Bluerock Real Estate, L.L.C.)
	2007	2008	2009
Gross revenue	$4,594,040	$4,844,940	$4,543,029
Interest income	63,770	19,749	7,855

Less:
Operating expenses	1,893,957	1,876,996	1,817,877
Interest expense	1,620,832	1,356,549	1,352,842
Property and asset management fees	181,349	355,891	227,596
General and administrative	82,099	112,526	49,678
Commissions	-	-	-
Depreciation and amortization	587,252	614,799	696,371
Net Income - GAAP basis	$292,321	$547,928	$406,520

Taxable income
- from operations	$292,321	$547,928	$406,520
- from gain on sale	-	-	-

Cash generated from operations	1,151,744	1,188,747	(596,287)
Cash generated from sales	-	-	-
Cash generated from financing/refinancing	-	-	-
Total cash generated from operations, sales
and refinancing	1,151,744	1,188,747	(596,287)

Less: Cash distributed to investors
- from operating cash flow	537,825	1,114,975	357,558
- from sales and refinancing	-	-	-
- from other	-	-	-

Cash generated (deficiency) after cash distributions	613,919	73,772	(953,845)

Special items (not including sales and refinancing)
Improvements to building	336,367	147,866	207,036
Other	21,020	-	-

Cash generated (deficiency) after cash distributions
and special items	$256,532	$(74,094)	$(1,160,881)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$22	$41	$30
- from recapture	-	-	-

Capital gain (loss)	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$40	$83	$27
- from return of capital	-	-	-
Total distributions on GAAP basis	$40	$83	$27

Source (on cash basis)
- from operations	$40	$83	$27
- from refinancing	-	-	-
- from other	-	-	-
- from sales	-	-	-
Total distributions on cash basis	$40	$83	$27

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%

(1) The property owned by Summit at Southpoint was purchased on February 22, 2006.

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS - (Continued)

	Landmark/Laumeier Office Portfolio (sponsored by Bluerock Real Estate, L.L.C.)

	2007 (1)	2008	2009
Gross revenue	$3,202,979	$3,608,620	$3,784,480
Interest income	2,978	24,729	16,688

Less:
Operating expenses	998,593	1,491,113	1,319,332
Interest expense	880,119	1,049,505	1,046,637
Property and asset management fees	142,422	217,125	228,895
General and administrative	19,136	55,346	108,149
Depreciation and amortization	479,502	578,004	596,984
Net Income - GAAP basis	$686,185	$242,256	$501,171

Taxable income
- from operations	$686,185	$242,256	$501,171
- from gain on sale	-	-	-

Cash generated from operations	306,846	938,097	810,365
Cash generated from sales	-	-	-
Cash generated from financing/refinancing	-	-	-
Total cash generated from operations, sales	-	-	-
and refinancing	306,846	938,097	810,365

Less: Cash distributed to investors
- from operating cash flow	197,822	530,401	557,726
- from sales and refinancing	-	-	-
- from other	-	-	-

Cash generated (deficiency) after cash distributions	109,024	407,696	252,639

Special items (not including sales and refinancing)
Improvements to building	87,649	66,696	142,668
Other	-	147,937	63,880

Cash generated (deficiency) after cash distributions
and special items	$21,375	$193,063	$46,091

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$92	$33	$67
- from recapture	-	-	-

Capital gain (loss)	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$27	$71	$75
- from return of capital	-	-	-
Total distributions on GAAP basis	$27	$71	$75

Source (on cash basis)
- from operations	$27	$71	$75
- from refinancing	-	-	-
- from other	-	-	-
- from sales	-	-	-
Total distributions on cash basis	$27	$71	$75

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%

(1) The property owned by Landmark/Laumeier Porfolio was purchased on May 14, 2007.

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS - (Continued)

	1355 First Avenue (sponsored by Bluerock Real Estate, L.L.C.)

	2007 (1)	2008	2009
Gross revenue	$-	$2,787,650	$2,500,000
Interest income	59,607	96,724	36,916

Less:
Operating expenses	60,000	-	-
Interest expense	1,020,964	-	-
Property and asset management fees	-	-	-
General and administrative	95,225	19,609	929,600
Commissions	-	-	-
Depreciation and amortization	-	-	-
Net Income - GAAP basis	$(1,116,582)	$2,864,765	$1,607,316

Taxable income
- from operations	$-	$2,864,765	$1,607,316
- from gain on sale	-	-	-

Cash generated from operations	(1,347,451)	2,864,765	1,607,316
Cash generated from sales	-	-	-
Cash generated from financing/refinancing	-	-	-
Total cash generated from operations, sales
and refinancing	(1,347,451)	2,864,765	1,607,316

Less: Cash distributed to investors
- from operating cash flow	-	1,641,714	1,641,714
- from sales and refinancing	101,719	-	-
- from other	-	-	-

Cash generated (deficiency) after cash distributions	(1,449,170)	1,223,051	(34,398)

Special items (not including sales and refinancing)
Improvements to building	1,348,767	13,254,395	-
Other	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$(2,797,937)	$(12,031,344)	$(34,398)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$(55)	$(55)	$(55)
- from recapture	-	-	-

Capital gain (loss)	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$53	$53
- from return of capital	-	-	-
Total distributions on GAAP basis	$-	$-	$-

Source (on cash basis)
- from operations	$-	$53	$53
- from refinancing	-	-	-
- from other	-	-	-
- from sales	-	-	-
Total distributions on cash basis	$-	$-	$-

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%

(1) The property owned by 1355 First Avenue was purchased on June 29, 2007.

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS - (Continued)
	Huntsville - Cummings Research Park - Portfolio I -

	2007	2008	2009
Gross revenue	$1,487,708	$7,289,265	$7,352,316
Interest income	31,243	26,097	12,190

Less:
Operating expenses	268,377	3,544,865	3,054,756
Interest expense	-	2,121,351	2,137,262
Property and asset management fees	33,867	367,068	539,099
General and administrative	4,949	106,368	83,840
Commissions	-	-	-
Depreciation and amortization	517,388	3,151,434	3,160,544
Net Income - GAAP basis	$694,370	$(1,975,724)	$(1,610,995)

Taxable income
- from operations	$694,370	$(1,975,724)	$(1,610,995)
- from gain on sale	-	-	-

Cash generated from operations	11,107,095	1,185,345	2,913,660
Cash generated from sales	-	-	-
Cash generated from financing/refinancing	-	-	-
Total cash generated from operations, sales
and refinancing	11,107,095	1,185,345	2,913,660

Less: Cash distributed to investors
- from operating cash flow	-	1,350,057	1,561,452
- from sales and refinancing	-	-	-
- from other	-	-	-

Cash generated (deficiency) after cash distributions	11,107,095	(164,712)	1,352,208

Special items (not including sales and refinancing)
Improvements to building	-	2,388,717	146,824
Other	-	96,876	351,925

Cash generated (deficiency) after cash distributions
and special items	$11,107,095	$(2,650,305)	$853,459

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(82)	$(67)
- from recapture	-	-	-
	-	-	-
Capital gain (loss)	$-	$-	$-

Cash distribution to investors
Source (on GAAP basis)
- from investment income	$-	$56	$64
- from return of capital	$-	$-	$-
Total distributions on GAAP basis	$-	$56	$64

Source (on cash basis)
- from operations	$-	$56	$64
- from refinancing	-	-	-
- from other	-	-	-
- from sales	-	-	-
Total distributions on cash basis	$-	$56	$64

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS - (Continued)

	Huntsville - Cummings Research Park - Portfolio II-
	2007	2008	2009
Gross revenue	$1,314,505	$8,511,115	$9,213,136
Interest income	136,487	29,370	9,768

Less:
Operating expenses	260,708	3,466,514	3,632,458
Interest expense	-	2,690,334	2,702,035
Property and asset management fees	41,392	534,851	602,508
General and administrative	9,020	136,070	97,671
Commissions	-	-	-
Depreciation and amortization	359,308	2,174,579	2,247,563
Net Income - GAAP basis	$780,564	$(461,863)	$(59,331)

Taxable income
- from operations	$780,564	$(461,863)	$(59,331)
- from gain on sale	-	-	-

Cash generated from operations	11,020,459	2,945,123	3,105,688
Cash generated from sales	-	-	-
Cash generated from financing/refinancing	-	-	-
Total cash generated from operations, sales
and refinancing	11,020,459	2,945,123	3,105,688

Less: Cash distributed to investors
- from operating cash flow	-	1,227,028	1,500,710
- from sales and refinancing	-	-	-
- from other	-	-	-

Cash generated (deficiency) after cash distributions	11,020,459	1,718,095	1,604,978

Special items (not including sales and refinancing)	-	-	-
Improvements to building	-	1,461,149	1,366,653
Other	-	-	-

Cash generated (deficiency) after cash distributions
and special items	$11,020,459	$256,946	$238,325

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(22)	$(3)
- from recapture	-	-	-

Capital gain (loss)	$-	$-	$-

Cash distribution to investors	-	-	-
Source (on GAAP basis)	-	-	-
- from investment income	$-	$58	$71
- from return of capital	-	-	-
Total distributions on GAAP basis	$-	$58	$71

Source (on cash basis)
- from operations	$-	$58	$71
- from refinancing	-	-	-
- from other	-	-	-
- from sales	-	-	-
Total distributions on cash basis	$-	$58	$71

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%

TABLE III
(UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS - (Continued)

	Huntsville - Cummings Research Park - Portfolio III -

	2007	2008	2009
Gross revenue	$1,218,835	$8,164,819	$8,691,299
Interest income	31,534	19,721	10,224

Less:
Operating expenses	305,746	3,631,519	3,651,460
Interest expense	-	2,262,117	2,250,949
Property and asset management fees	33,426	324,969	561,211
General and administrative	9,952	327,175	144,304
Commissions	-	-	-
Depreciation and amortization	319,636	2,205,383	2,262,351
Net Income - GAAP basis	$581,609	$(566,623)	$(168,752)

Taxable income
- from operations	$581,609	$(566,623)	$(168,752)
- from gain on sale
	-	-	-
Cash generated from operations	8,981,298	2,661,423	2,155,584
Cash generated from sales	-	-	-
Cash generated from financing/refinancing	-	-	-
Total cash generated from operations, sales
and refinancing	8,981,298	2,661,423	2,155,584

Less: Cash distributed to investors	-	-	-
- from operating cash flow	-	1,244,261	1,483,267
- from sales and refinancing	-	-	-
- from other

Cash generated (deficiency) after cash distributions	8,981,298	1,417,162	672,317

Special items (not including sales and refinancing)	-	-	-
Improvements to building	-	941,557	403,095
Other	4,508,843	-	-

Cash generated (deficiency) after cash distributions
and special items	$4,472,455	$475,605	$269,222

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	$-	$(27)	$(8)
- from recapture

Capital gain (loss)	$-	$-	$-

Cash distribution to investors	-	-	-
Source (on GAAP basis)	-	-	-
- from investment income	$-	59	70
- from return of capital	-	-	-
Total distributions on GAAP basis	$-	59	70

Source (on cash basis)
- from operations	$-	59	70
- from refinancing	-	-	-
- from other	-	-	-
- from sales	-	-	-
Total distributions on cash basis	$-	59	70

Amount (in percentage terms) remaining invested
in program properties at the end of last year
reported in table	100%	100%	100%

TABLE IV
(UNAUDITED)
RESULTS OF COMPLETED PROGRAMS

This Table IV sets forth the results of completed Prior Real Estate Programs sponsored by Bluerock Real Estate, L.L.C. that have sold properties and completed operations during the five years ended December 31, 2009. All of the Prior Real Estate Programs presented in this Table IV have similar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc.

Bluerock Real
Estate, LLC
sponsored
program
Woodlands I
LLC

Dollar amount raised	$4,311,100

Number of properties purchased	3

Date of closing of offering	3/9/2005

Date of first sale of property	5/15/2006

Date of final sale of property	5/15/2006

Tax and Distribution Data Per $1,000 Investment
Federal Income Tax Results:
Ordinary income (loss)
- from operations	$(95)
- from recapture	-

Capital Gain (loss)	656

Deferred Gain
- Capital	-
- Ordinary	-

Cash Distributions to Investors
Source (on GAAP basis)
- Investment income	480
- Return of capital	1,000

Source (on cash basis)
- Sales	1,210
- Refinancing	-
- Operations	270
- Other	-

Receivable on Net Purchase Money Financing	-

TABLE VI
 (UNAUDITED)
 ACQUISITIONS OF PROPERTIES BY PROGRAM

          This Table VI sets forth summary information on properties acquired during the three years ended December 31, 200 9 by Prior Real Estate Programs sponsored by Bluerock Real Estate, L.L.C. All of the Prior Real Estate Programs presented in this Table VI have similiar or identical investment objectives to Bluerock Enhanced Multifamily Trust, Inc.

		Landmark/
		Laumeier
	Summit at	Office	Cummings Research Park

	Southpoint	Portfolio	Portfolio I	Portfolio II	Portfolio III

Property Name	Summit at Southpoint	Landmark Office Park	Cummings Research Park	Cummings Research Park	Cummings Research Park
Location	Jacksonville, FL	St. Louis, MO	Huntsville, AL	Huntsville, AL	Huntsville, AL
Type	Office	Office	Office	Office	Office
Number of units
Total sq. ft of units	259,587	182,955	516,583	672,328	513,014
Date(s) of purchase	12/22/06	5/14/07	11/7/07	11/7/07	11/7/07
Mortgage Financing at date(s) of purchase	$23,700,000	$18,500,000	$32,250,000	$40,900,000	$34,390,000
Cash invested	$11,158,680	$6,043,726	$19,459,310	$15,408,857	$16,129,498
Acquisition cost:
Contract purchase price plus acquisition fee	$30,606,409	$21,395,538	$50,067,280	$54,505,880	$49,480,000
Other cash expenditures capitalized	4,252,271	3,148,188	1,642,030	1,802,977	1,039,498

Total acquisition cost	$34,858,680	$24,543,726	$51,709,310	$56,308,857	$50,519,498

	1355 First Avenue	Plaza Gardens, DST	Valley Townhomes, DST	BR Town & County, DST

Property Name	1355 First Avenue	Plaza Gardens	Valley Townhomes	Town & Country Corporate Center
Location	New York, NY	Overland Park, KS	Pallyup, Washington	St. Louis, MO
Type	Condos	Multi Family	Multi Family	Office
Number of units	45	200	221
Total sq. ft of units	334,088	350,000	257,248
Date(s) of purchase	6/29/07	8/29/08	7/31/08	6/24/08
Mortgage Financing at date(s) of purchase	$23,468,330	$16,880,000	$23,011,000	$29,500,000
Cash invested	$24,704,160	$3,053,754	$16,766,354	$295,979
Acquisition cost:
Contract purchase price plus acquisition fee	$47,180,837	$21,733,000	$35,976,600	$44,032,500
Other cash expenditures capitalized	991,653	890,395	1,601,611	1,890,820

Total acquisition cost	$48,172,490	$22,623,395	$37,578,211	$45,923,320